SCHEDULE 14-A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant   [X]
Filed by a party other than the registrant   [ ]
Check the appropriate box:
[ ]  Preliminary proxy statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           MAPLEWOOD INVESTMENT TRUST
                           --------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee       (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no. :

(3)  Filing party:

(4)  Date filed:

                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
                          312 Walnut Street 21st floor
                             Cincinnati, Ohio 45202

Dear Shareholder:

You are invited to attend a Special Meeting of Shareholders of the Regional Opportunity Fund: Ohio, Indiana, Kentucky, to be held at the office of Dunhill Investment Advisors, Ltd., 700 Pete Rose Way #127, Cincinnati Ohio 45203, at 10:30 a. m. on June 29, 1998.

At this meeting, you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of the assets of your Fund to a newly-created investment company (the "New Series").

The reorganization is being proposed by Fund management as a result of management's desire to restructure the administration of the Fund. Specifically, management wishes to retain Dunhill Investment Advisors, Ltd, a newly formed organization, to provide investment management, administrative, transfer agency and shareholder services to the Fund.

If the reorganization is approved by shareholders of the Fund, Dunhill Investment Advisors, Ltd. will oversee the investment role in conjunction with CityFund Advisory, Inc., who will remain as the investment adviser directly managing the Fund.

The possibility of a transaction to reorganize your Fund into the New Series was first presented to the Fund's Board of Trustees on December 12, 1997. Upon CityFund Advisory, Inc.'s request and upon reviewing alternative courses of action, the Trustees approved the reorganization on May 1, 1998. The Fund will continue to be managed by CityFund Advisory, Inc.

As part of the transaction, each shareholder of your Fund will receive shares of the New Series which have the same aggregate value as the shares you own in the Fund immediately prior to the reorganization. Details of the proposed reorganization, which is intended to be tax-free, are described in the Proxy Statement. Please give this your prompt attention.

The Fund's Board of Trustees approved the Plan on May 1, 1998 and recommends that shareholders of your Fund approve the transfer to the New Series. If, for any reason, the proposed reorganization is not consummated, the Board of Trustees of the Fund will have to consider other alternatives.

     WE ASK YOU TO TAKE THE TIME TO CONSIDER THIS IMPORTANT MATTER AND VOTE NOW. IN ORDER TO MAKE SURE THAT YOUR VOTE IS REPRESENTED, PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE.

Your prompt response will ensure that your shares are counted at the meeting. Every vote counts! If you later find that you are able to attend the meeting in person, you may revoke your proxy at the meeting and vote in person.

We are appreciative of your past support of the Fund. CityFund Advisory, Inc. believes that this transaction serves your interests well and will maintain the same investment strategies, has greater potential to build the asset base, and will deliver the same, and in some cases more, convenient administrative services in the future.

Sincerely,

/s/ John F. Splain

John F. Splain
Secretary

                           REGIONAL OPPORTUNITY FUND:
                             Ohio, Indiana, Kentucky

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 29, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Jasen M. Snelling and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders to be held on June 29, 1998 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 16, 1998.

                                     Date: _____________________________________

                                     Note: Please sign exactly as your name
                                           appears on this Proxy. If signing for
                                           an estate, trust or corporation,
                                           title or capacity should be stated.
                                           If the shares are held jointly, both
                                           shareholders should sign, although
                                           the signature of one will bind the
                                           other.

                                           _____________________________________

                                           _____________________________________

                                           Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY MARKING AN "X" IN THE APPROPRIATE BOXES BELOW.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL DESCRIBED HEREIN.

1. With respect to approval of an Agreement and Plan of Reorganization (the "Plan") to reorganize the Fund into a newly-created investment company (the "New Series"), a vote for approval of the Plan will authorize your Fund, as the sole shareholder of the New Series prior to the reorganization, to approve (a) the proposed Management Agreement for the New Series with Dunhill Investment Advisors, Ltd; (b) the proposed Investment Advisory Agreement for the New Series with CityFund Advisory, Inc.; and (c) the proposed Plan of Distribution for the shares of the New Series.

     FOR                            AGAINST                          ABSTAIN
     [  ]                            [  ]                              [  ]


2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY
               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 1998

--------------------------------------------------------------------------------
     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund"), a series of Maplewood Investment Trust, will be held at the office of Dunhill Investment Advisors, Ltd., 700 W. Pete Rose Way #217, Cincinnati, OH 45203 on June 29, 1998 at 10:30 a.m., Eastern Daylight Time, to consider and vote on the following matters:

1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") to reorganize the Fund into a newly-created investment company (the "New Series"). vote for approval of the Plan will authorize your Fund, as the sole shareholder of the New Series prior to the reorganization, to approve (a) the proposed Management Agreement for the New Series with Dunhill Investment Advisors, Ltd. (the "Manager"); (b) the proposed Investment Advisory Agreement for the New Series with CityFund Advisory, Inc. (the Advisor"); and (c) the proposed Plan of Distribution for the shares of the New Series.

2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on May 1, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                       By order of the Board of Trustees,

                                       /s/ John F. Splain

                                       John F. Splain
                                       Secretary
May 16, 1998
--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                  MAPLEWOOD INVESTMENT TRUST, A SERIES COMPANY

                       SPECIAL MEETING OF SHAREHOLDERS OF
             THE REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                           TO BE HELD ON JUNE 29, 1998

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------
This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Maplewood Investment Trust (the "Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about May 22, 1998.

The purpose of the meeting is to consider approval of the reorganization of the Fund into the Regional Opportunity Fund: Ohio, Indiana, Kentucky series of Dunhill Investment Trust (the "New Series") and to transact such other business as may properly come before the meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by the Manager or an affiliate of the Manager. In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Advisor will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998 IS AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT 312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202- 4094, OR BY CALLING THE TRUST AT (800) 543-0407.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Trustees has fixed the close of business on May 1 , 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders of any adjournment thereof. As of the record date there were 367,129.621 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

No person owned of record and, according to information available to the Trust, no person owned beneficially, 5% or more of the Fund's outstanding shares on the record date.

The vote of a majority of the outstanding shares of the Fund is required for approval of the reorganization of the Fund into the New Series. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of a proposal in favor of such an adjournment and will vote those proxies received which voted against a proposal against any such adjournment. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. All trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the record date.

1.   APPROVAL OR DISAPPROVAL OF THE REORGANIZATION

On May 1, 1998, the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Dunhill Investment Advisors, Ltd. (the "Manager"), CityFund Advisory, Inc. (the "Advisor"), or the Trust (the "Independent Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") which provides for the reorganization (the "Reorganization") of the Fund into the New Series. The New Series does not currently have any assets; it is a shell fund which is being registered as a series of Dunhill Investment Trust for the sole purpose of receiving the assets of the Fund. The New Series has the same investment objectives, policies and restrictions as the Fund. The New Series initially will have a Board of Trustees consisting of three members. One of the trustees, Christopher J. Smith, is currently a trustee of the Trust. (See "Information about the Reorganization-Trustees of the New Series and - Information about the Fund and the New Series.")

The New Series has been organized and registered for the purpose of continuing the investment operations of the Fund. Because of the continuation of investment operations, and to avoid the need to call another shareholders' meeting after the Reorganization, shareholders of the Fund are also being asked to authorize the Fund, as the sole shareholder of the New Series prior to the Reorganization, to approve the proposed Management Agreement for the New Series, the proposed Investment Advisory Agreement for the New Series and the proposed Distribution Plan for the New Series. A vote in favor of the Reorganization is also a vote to authorize the Fund to take such actions. In the event the Reorganization is not approved by the shareholders of the Fund, the Board of Trustees of the Fund will consider what other course of action, if any, should be taken with respect to the Fund, which could include the adoption of a plan to liquidate the Fund.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Plan does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is annexed hereto as Exhibit A.

METHOD OF CARRYING OUT THE REORGANIZATION. If the shareholders of the Fund approve the Plan, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") The date of consummation of the reorganization (the "Closing Date") will be June 29, 1998 or such other date as is agreed to by the Fund and the New Series.

On the Closing Date, the Fund will transfer all of its assets in exchange for the assumption of all of its liabilities by the New Series and for an identical number of shares of the New Series having an aggregate net asset value equal to the aggregate value of the Fund's assets transferred to the New Series as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (the "Calculation Date"). The stock transfer books of the Fund will be permanently closed as of the close of business on the Calculation Date and only redemption requests received in proper form prior to the close of trading on the New York Stock Exchange on the Calculation Date will be accepted by the Fund.

Redemption requests thereafter received by the Fund shall be deemed to be redemption requests for shares of the New Series to be distributed to the former shareholders of the Fund.

CONDITIONS PRECEDENT TO CLOSING. The obligation of the Fund to transfer its assets to the New Series pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the New Series of all the acts and undertakings required to be performed under the Plan, the receipt of certain documents from the New Series, the receipt of an opinion of counsel to the New Series, and the receipt of all consents, orders and permits necessary to consummate the Reorganization and the Manager's, or an affiliate's, payment of all expenses associated with the Reorganization on or prior to the Closing Date. The New Series' obligation to consummate the Reorganization is subject to performance by the Fund of all acts and undertakings to be performed under the Plan. The obligations of both parties are subject to the receipt of approval and authorization of the Plan by vote of not less than a majority of the outstanding shares of the Fund.

EXPENSES OF THE TRANSACTION. The Manager and/or its affiliates will bear all of the expenses of the Reorganization and termination of the Fund.

FEDERAL INCOME TAX CONSIDERATIONS. The consummation of the Reorganization is subject to the condition that the Fund receive an opinion from counsel stating that for federal income tax purposes: (i) the transfer of all of the assets of the Fund to the New Series in exchange for the assumption of all of the liabilities of the Fund by the New Series, the delivery to the Fund of the New Series' shares, the distribution by the Fund pro rata to its shareholders of the New Series' shares and the termination of the Fund, pursuant to the Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (ii) the Fund will not recognize any gain or loss as a result of the Reorganization; (iii) the New Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for the New Series' shares; (iv) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for the New Series' shares; (v) the aggregate tax basis of the New Series' shares received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (vi) the New
Series' adjusted tax bases in the assets received from the Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization; (vii) the holding period of each former shareholder of the Fund in the New Series' shares received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (viii) the New Series' holding periods in the assets received from the Fund will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

The Fund and the New Series have not sought a tax ruling from the Internal Revenue Service (the "IRS") with respect to the tax aspects of the Reorganization, but will act in reliance upon the opinion of counsel discussed in the previous paragraph. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If for any reason the Reorganization did not qualify as a tax-free Reorganization for federal income tax purposes, then the Reorganization would be treated as a taxable asset sale and purchase. In such event, the Fund would recognize gain or loss on the transaction measured by the difference between the consideration received by the Fund and the tax basis of Fund assets; the tax basis of the assets acquired by the New Series would equal the purchase price plus the amount of any liabilities transferred to the New Series; and upon distribution of the New Series' shares in dissolution of the Fund, the shareholders of the Fund would recognize gain or loss on the disposition of their Fund shares measured by the difference between the fair market value of the New Series' shares received by them and the basis of Fund shares held by them. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

NO COMMISSIONS, SALES LOADS OR OTHER SIMILAR CHARGES WILL BE INCURRED BY SHAREHOLDERS OF THE FUND IN CONNECTION WITH THE REORGANIZATION.

INDEMNIFICATION AND INSURANCE. The Plan provides that the Manager will indemnify each trustee of Maplewood to the fullest extent permissible under Massachusetts law. The Plan also provides that if the insurance policy currently providing liability insurance for the trustees of Maplewood terminates for any reason within one year of the Closing Date, the Manager will procure an insurance policy providing insurance at the current scope and amount of coverage for such trustees with respect to any indemnification by the Manager pursuant to the Plan for a term ending on the first anniversary of the Closing Date.

THE PROPOSED MANAGEMENT AGREEMENT. Under the proposed Management Agreement, the Manager will provide general investment supervisory services to the New Series. The Manager will provide various management and statistical services, programs and strategies to the New Series and will oversee the services provided to the New Series by the Advisor, subject to the supervision of the Board of Trustees. The Manager will also provide administrative and consulting services to the New Series, including advice and services for the development of new products and services for the New Series, the preparation of information and marketing materials for use in distributing shares of the New Series and other advertising and promotional services. The Manager will receive from the New

Series a fee, computed and accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the New Series. This is the same fee that the Fund currently pays to the Advisor for investment advisory services.

If the Reorganization is approved by shareholders of the Fund, the Management Agreement will become effective on the date of the Reorganization. The Management Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by
(a) the Board of  Trustees  or (b) a vote of a majority  (as defined in the 1940
Act) of the outstanding shares of the New Series; provided that in either event continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the New Series or by the Manager. The Management Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Management Agreement provides that the Manager shall be held harmless and indemnified by the New Series for any error of judgment, mistake of law or for any other loss whatsoever suffered in connection with the performance of the Management Agreement, except a loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services or a losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under the Management Agreement.

INFORMATION CONCERNING THE MANAGER. The Manager is a newly organized Ohio limited liability company and a registered investment adviser, located at 700 West Pete Rose Way #127, Cincinnati, Ohio 45203. The Manager is owned by Jasen
M. Snelling, Bryan E. Pifer, William C. Riffle and Jerry A. Smith, each of whom own 25% of the issued and outstanding shares of the Manager. The Manager has no previous experience in providing investment management services to registered investment companies.

The managing members of the Manager are Jasen M. Snelling and Bryan E. Pifer. Jasen M. Snelling is the President and a controlling shareholder of the Advisor and Mr. Pifer is a principal of Alpha-Omega Capital Corp., the Fund's principal underwriter; thus, the Manager is deemed to be an affiliate of both the Advisor and Alpha-Omega Capital Corp.

THE PROPOSED ADVISORY AGREEMENT. The Advisor currently provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Trust and the Advisor (the "Present Advisory Agreement"). The Present Advisory Agreement became effective on the date the Fund's registration became effective with the Securities and Exchange Commission and was approved by the Advisor, as the Fund's sole shareholder, on October 24, 1994. The Present Advisory Agreement was last approved by the Board of Trustees, including a majority of the Independent Trustees, on October 20, 1997.

The Advisor is controlled by Jasen M. Snelling, who is President of the Advisor, and Jerry A. Smith, who is Secretary and Treasurer of the Advisor. Mr. Snelling and his wife together own of record 60% of the issued and outstanding shares of the Advisor and Mr. Smith owns of record 40% of the issued and outstanding shares of the Advisor.

If the Reorganization is approved by shareholders of the Fund, the Manager will become a named party to a new investment advisory agreement (the "New Advisory Agreement") with the Advisor. Under the New Advisory Agreement, the Manager, rather than the New Series, will pay the Advisor its fee for providing investment advisory services to the New Series. There will be no change in the rate of the overall rate of advisory fees paid by the Fund, which is currently at the annual rate of 1.20% of the average daily net assets of the Fund. However, under the proposed new arrangement, the New Series' investment advisory fee will be paid to the Manager, and the Manager will be responsible for compensating the Advisor out of such fee.

The terms and conditions of the New Advisory Agreement are substantially identical in all material respects to those of the Present Advisory Agreement, except for the following changes:

     (1) The New Advisory Agreement has a different effective date and termination date.

     (2) The Manager has been added as a named party to the New Advisory Agreement because it will be responsible for the overall supervision of the Advisor's activities and the payment of fees to the Advisor.

     (3) The New Advisory Agreement provides that the investment advisory fee payable to the Advisor will be paid by the Manager, rather than by the Fund as is provided for in the Present Advisory Agreement. Pursuant to the Management Agreement, the New Series will pay an investment advisory fee to the Manager equal to an annual rate or 1.20% of the average daily net assets of the New Series. This is the same fee currently paid by the Fund to the Advisor under the Present Advisory Agreement. Under the New Advisory Agreement, the Manager will be required to pay a portion of such advisory fee (at the annual rate of .35% of the New Series' average daily net assets) to the Advisor.

     (4) The New Advisory Agreement does not contain a provision requiring the New Series to obtain consent from the Advisor prior to registering the New Series in such states which impose expense limitation on mutual funds. This language has not been provided for in the New Advisory Agreement because of the enactment, in October 1996, of the National Securities Markets Improvement Act of 1996, which eliminates substantive state regulation of mutual funds.

     (5) The New Advisory Agreement provides that it will be construed in accordance with and governed by the laws of the State of Ohio, rather than by the laws of the State of North Carolina as is provided for in the Present Advisory Agreement. The governing law has been changed since the Advisor and the Manager are each organized and headquartered in Ohio.

Under the New Advisory Agreement, the Advisor will select portfolio securities for investment by the New Series, purchase and sell securities for the New Series, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Manager and the Board of Trustees of the Trust and the investment objectives, policies and restrictions of the New Series. Under the New Advisory Agreement, the Advisor will receive from the Manager (not the New Series) a fee, computed and accrued daily and paid monthly, at an annual rate of .35% of the average daily net assets of the

Fund. During the fiscal year ended February 28, 1998, the Fund accrued advisory fees of $ 34,737; however, the Advisor waived its entire advisory fee and reimbursed the Fund for $ 52,011 of expenses in order to reduce the operating expenses of the Fund. The Advisor and the Manager currently intend to waive their advisory and other fees and reimburse expenses to the extent necessary to limit total operating expenses to 2.70% of average daily net assets. However, there is no assurance that any fee waiver or expense reimbursements will continue in the future.

If the Reorganization is approved by shareholders of the Fund, the New Advisory Agreement will become effective on the date of the Reorganization. The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the New Series; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the New Series. The New Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The New Advisory Agreement provides that the Advisor shall be held harmless and indemnified by the New Series for any error of judgement, mistake of law or for any other loss whatsoever suffered in connection with the performance of the New Advisory Agreement, except a loss resulting from breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Advisory Agreement.

DISTRIBUTION OF SHARES. Alpha-Omega Capital Corp. (the "Underwriter"), 700 W. Rose Way #217, Cincinnati, Ohio 45203, serves as the Fund's principal underwriter, and will serve in this capacity for the New Series if the Reorganization is approved. The controlling shareholders of the Underwriter are William C. Riffle and Bryan E. Pifer.

Shares of both the Fund and the New Series are sold subject to a maximum 5% contingent deferred sales load.

Pursuant to Rule 12b-1 under the 1940 Act, the New Series will adopt a plan of distribution (the New Distribution Plan") under which the New Series may directly incur or reimburse the Underwriter for expenditures to finance any activity primarily intended to result in the sale of shares of the New Series of the servicing of shareholder accounts. Expenditures by the New Series pursuant to the New Distribution Plan may not exceed 1% of its average net assets for each fiscal year. Such expenditures paid as services fees to any person who sells shares of the New Series may not exceed .25% of the Fund's average daily net assets; such expenditures paid for distribution-related activities as an asset-based sales charge under the New Distribution Plan may not exceed .75% of the New Series' average daily net assets.

The Fund also has a plan of distribution pursuant to Rule 12b-1 and may incur distribution-related expenses subject to the same limitations described above with respect to the New Series. The terms of the New Distribution Plan are substantially identical in all material respects to those of the current distribution plan.

ADMINISTRATION AND OTHER SERVICES. Currently, Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, supervises the administration of all aspects of the Fund's operations. The Fund pays Countrywide a fee for these services at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of the next $50 million of such assets and .1% of such assets in excess of $100 million per month. Countrywide is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide is also compensated under separate agreements for providing transfer agent/shareholder services and accounting services to the Fund.

The New Series will enter into agreements with the Manager whereby the Manager will provide administration and transfer agent/shareholder services to the New Series at rates of compensation identical to the fees currently paid by the Fund to Countrywide. The New Series also intends to retain Fifth Third Bank to provide it with accounting services currently provided to the Fund by Countrywide. The compensation payable to Fifth Third Bank to provide accounting services to the New Series is the same as that currently paid to Countrywide by the Fund.

TRUSTEES OF THE NEW SERIES. The New Series has a Board of Trustees comprised of the individuals listed below. Christopher J. Smith is currently a Trustee of the Fund. The operations of the New Series will continue to be subject to the same investment objective, restrictions and policies of the Fund and the New Series will continue to be managed in conformity with such investment objective, restrictions and policies by the Advisor, subject to the general oversight of the New Series' Board of Trustees.

                                              PRINCIPAL OCCUPATION
NAME AND ADDRESS                 AGE          DURING THE LAST 5 YEARS
--------------------------------------------------------------------------------

James L. Saner                    47          President and Chief Executive
105 S. Mullberry Street                       Officer of P.T.C. Bancorp
Batesville, Indiana

Christopher J. Smith              31          President and Chief Executive
867 Thorntree Court                           Officer of ObjectTiger Ltd.
Bloomfield Hills, Michigan

Jasen M. Snelling *               34          President and Chief Executive
7448 Indian Creek Road                        Officer of the Manager and Advisor
Cincinnati, Ohio

* "Interested person" of the New Series, as defined by the 1940 Act.

COMPARISON OF FEES AND EXPENSES. The following tables summarize and compare the fees and expenses of the Fund and the New Series. These tables are intended to assist shareholders in comparing the various costs and expenses that shareholders directly or indirectly bear with respect to an investment in the Fund and those that they can expect to bear directly or indirectly as shareholders of the New Series. Fees and expenses are based on the Fund's most recent fiscal year. Actual expenses may be more or less than those set forth below. In addition, the "Example" set forth below should not be considered a representation of future expenses, which will vary depending upon actual investment returns and expenses.

SHAREHOLDER TRANSACTION EXPENSES:
                                                                          NEW
                                                          FUND            SERIES
                                                          ----            ------
   Maximum Sales Charge Imposed on Purchases
      (As a percentage of offering price)..............   None            None
   Maximum Contingent Deferred Sales Charge
      (As a percentage of original purchase price
       or redemption proceeds, whichever is
       lower)..........................................   5.00%           5.00%
   Sales Charge Imposed on Reinvested Dividends........   None            None
   Redemption Fee......................................   None            None

ANNUAL FUND OPERATING EXPENSES:                                           NEW
      (As a percentage of average net assets)             FUND            SERIES
                                                          ----            ------
   Management Fees After Waivers (1)...................    .00%            .00%
   12b-1 Fees (2)......................................   1.00%           1.00%
   Other Expenses After Reimbursements (3).............   1.69%           1.69%
                                                          -----           -----
   Total Operating Expenses After Waivers
      and Reimbursements (3)...........................   2.69%           2.69%

(1)  Absent waivers of management fees, such fees would be 1.20%.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(3) Absent waivers and expense reimbursements, other expenses would be 3.41% and total operating expenses would be 5.61%.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of the period:

                                                         NEW
                                        FUND             SERIES
                                        ----             ------
                 1 Year                 $ 67             $ 67
                 3 Years                 104              104
                 5 Years                 142              142
                 10 Years                302              302

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

INFORMATION ABOUT THE FUND AND THE NEW SERIES. Both the Fund and the New Series are non-diversified series of open-end management investment companies. The investment objectives, policies and restrictions of the Fund and the New Series are substantially identical and are described in detail under the caption "Investment Objective, Investment Policies and Risk Considerations" in their respective prospectuses. The Manager has no prior experience as a fund administrator or transfer agent.

The New Series has been organized as a series of Dunhill Investment Trust, an unincorporated business trust under the laws of the State of Ohio, pursuant to an Agreement and Declaration of Trust dated March 13, 1998 (the "Trust
Agreement"). Subsequent to the Reorganization, the former shareholders of the Fund will acquire those rights incident to shareholders of an Ohio business trust. Shareholders of the New Series are entitled to one vote for each full share held and fractional votes for fractional shares held. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Shares of the New Series are fully paid and nonassessable when issued and are transferable, but have no preemptive, conversion or subscription rights. Shares do not have cumulative voting rights. In the interest of economy and convenience, certificates representing shares of the New Series are not physically issued. Under Ohio law, shareholders of the New Series have no personal liability to third persons for the acts or obligations of the New Series provided that certain filings required by Ohio law have been made. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the New Series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the New Series. Shareholders of the New Series are entitled to dividends declared beginning on the day a purchase has been credited to their account. The New Series will declare and pay dividends from its net investment income and its net realized capital gains annually.

The Fund is a series of Maplewood Investment Trust, an unincorporated business trust under the laws of the Commonwealth of Massachusetts, pursuant to an Amended and Restated Declaration of Trust dated November 1, 1994. Under the Declaration of Trust of Maplewood Investment Trust and Massachusetts law, shareholders of the Fund are not entitled to appraisal rights and will be bound by the terms of the Plan, if approved. Any shareholder of the Fund may, however, redeem his shares prior to the Closing Date. The rights of shareholders of the Fund do not differ significantly from the rights of shareholders of the New Series described in the preceding paragraph. However, under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Fund as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Fund is not aware of an instance where such result has occurred. In addition, the Declaration of Trust of the Fund disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for the indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Moreover, it provides that the Fund will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. As a result, and particularly because the Fund's assets are readily marketable and ordinarily substantially exceed liabilities, management of the Fund believes that the risk of shareholder liability is slight and limited to circumstances in which the Fund itself would be unable to meet its obligations. Management of the Fund believes that, in view of the above, the risk of personal liability is remote.

The Fund and the New Series are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with those laws will file reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund and the New Series may be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

EVALUATION BY THE BOARD OF TRUSTEES. On May 1, 1998, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the Reorganization and the Plan.

In making the determination to recommend approval of the Reorganization and the Plan to shareholders of the Fund, the Board of Trustees, with the assistance of counsel to the Trust, carefully evaluated information they deemed necessary to enable them to determine that the Reorganization would not result in the dilution of the interests of, and would be in the best interests of, the shareholders of the Fund. The Board of Trustees gave substantial weight to the Advisor's representations (i) that the responsibilities of the Advisor under the New Advisory Agreement are the same in all material respects as under the Present Advisory Agreement; (ii) that the advisory operations of the Advisor and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Advisory Agreement; (iii) that the same personnel of the Advisor who currently provide services to the Fund will continue to do so upon approval of the New Advisory Agreement; (iv) that the overall advisory fees payable by the New Series will be at the same rate as the compensation now payable by the Fund; (v) that the Manager or an affiliate will pay or reimburse the Fund for the expenses incurred in connection with the shareholders' meeting and the Reorganization; and (vi) that the Manager has undertaken to waive fees and/or reimburse expenses so that the New Series' annual expense ratio for a period of two years following the Reorganization will not exceed 2.70% of average daily net assets. The Board of Trustees believes that the New Advisory Agreement should benefit shareholders of the Fund and that the New Series should receive investment advisory services under the New Advisory Agreement equal or superior to those currently received by the Fund under the Present Advisory Agreement, with no change in the overall advisory fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the Reorganization and the Plan by shareholders of the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

II.  OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                       By Order of the Board of Trustees,

                                       /s/ John F. Splain

                                       John F. Splain
                                       Secretary

Date:  May 16, 1998

--------------------------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 1st day of May, 1998 by and among Maplewood Investment Trust, a
Massachusetts business trust ("Maplewood"), for itself and on behalf of its Regional Opportunity Fund: Ohio, Indiana, Kentucky series (the "Fund"), Dunhill Investment Trust, an Ohio business trust ("Dunhill"), for itself and on behalf of its Regional Opportunity Fund: Ohio, Indiana, Kentucky series (the "Successor Series"), and Dunhill Investment Advisors, Ltd., an Ohio limited liability company (the "Manager).

     In consideration of the mutual promises herein contained, the parties hereby agree as follows:

     1.   APPROVAL BY SHAREHOLDERS.

     A special meeting of the shareholders of the Fund (the "Meeting") will be called for the purpose of considering adoption of this Agreement and considering such other business as may properly come before the Meeting. The agenda for such Meeting may include such other proposals as the Board of Directors of Maplewood may deem appropriate.

     2.   PLAN OF REORGANIZATION.

          (i) Subject to the terms and conditions set forth in this Agreement, the Fund will convey, transfer and deliver to the Successor Series at the closing provided for in Section 3 (hereinafter called the "Closing") all of the then-existing assets of the Fund. In consideration thereof, and subject to the terms and conditions set forth in this Agreement, at the Closing the Successor Series will (a) assume all of the obligations and liabilities attributable to the Fund, of whatever kind or nature, whether absolute, accrued, contingent or otherwise, and whether or not determinable as of the Closing, and (b) deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Series, no par value (the "Shares"), having an aggregate net asset value ("NAV") equal to the aggregate net asset value of the shares of beneficial interest of the Fund (as determined in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's current Prospectus) on the Closing Date (as defined in Section 3).

          (ii) Upon consummation of the transactions described in Section 2(i) hereof, the Fund will distribute to persons who are shareholders of record of the Fund at the Closing the Shares received by the Fund pursuant to Section 2(i), such distribution to be made pro rata to the shareholders based upon the ratio that the percentage of the outstanding shares of the Fund owned by each shareholder at the Closing bears to the total number of Shares received by the Fund from the Successor Series. Such distribution will be accomplished by the establishment of an open account on the stock records of the Successor Series in the name of each such shareholder of the Fund and setting forth the number of Shares due such shareholder in accordance with the foregoing. Fractional Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

          (iii) As soon as is reasonably practicable after the Closing, Maplewood will take all necessary steps under its Amended and Restated Declaration of Trust and Massachusetts law to effect a complete liquidation and dissolution of the Fund, at the expense of Manager or an affiliated party.

          (iv) The transactions contemplated in this Section 2 are referred to as the "Reorganization."

     3.   CLOSING.

     The Closing will occur prior to the commencement of business on June 29, 1998 or such other time and date as may be mutually agreed upon by the parties (the "Closing Date"). In the event that the NAV calculations of the Fund or the Successor Series are not readily determinable for purposes of the Reorganization due to market disruption, the Closing shall occur on the next successive business day.

     4.   CONDITIONS TO OBLIGATIONS OF MAPLEWOOD AND THE FUND.

     The   obligations  of  Maplewood  and  the  Fund  in  connection  with  the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

          (i) Maplewood shall have received the opinion of legal counsel for Dunhill, satisfactory to Maplewood in all respects, dated as of the Closing Date and addressed to Maplewood, to the effect that: (a) Dunhill is established as an Ohio business trust and is validly existing under the laws of the State of Ohio,
(b) Dunhill is an open-end investment company of the management type registered under the 1940 Act, and the Successor Series is a duly established series of Dunhill, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement has been duly authorized and approved by all requisite action of the Board of Trustees of Dunhill and this Agreement has been duly executed and delivered by Dunhill and is a valid and binding obligation of Dunhill and the Successor Series, and (d) the Shares to be issued in the Reorganization will be duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable Shares of the Successor Series. In rendering such opinion, such legal counsel may rely on certificates of officers or trustees of Dunhill, in each case reasonably acceptable to Maplewood.

          (ii) Dunhill and the Successor Series shall have complied with each of their covenants contained herein and each of the representations and warranties of Dunhill and the Successor Series contained herein shall be true in all material respects as of the Closing Date, and Dunhill shall have delivered to Maplewood a certificate from appropriate officers of Dunhill reasonably acceptable to the Fund to such effect.

          (iii) Manager, or an affiliated person of the Manger, shall have paid all expenses associated with the Reorganization and termination of the Fund on or prior to the Closing Date.

     5.   CONDITION TO OBLIGATIONS OF DUNHILL AND THE SUCCESSOR SERIES.

     The obligations of Dunhill and the Successor Series in connection with the consummation of the Reorganization shall be subject to Maplewood and the Fund's compliance in all material respects with each of their covenants contained herein as of the Closing Date.

     6.   CONDITIONS TO OBLIGATIONS OF MAPLEWOOD AND DUNHILL.

     The   obligations   of  Maplewood  and  Dunhill  in  connection   with  the
consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

          (i) Maplewood and Dunhill shall have received an opinion of legal counsel, dated as of the Closing Date, addressed to and in form and substance satisfactory to Maplewood and Dunhill to the effect that: (a) the transfer of all of the assets of the Fund to the Successor Series in exchange for the assumption of all the liabilities of the Fund by the Successor Series, the delivery to the Fund of shares of the Successor Series, the distribution by the Fund pro rata to its shareholders of such shares of the Successor Series, and the termination of such Fund, pursuant to the Plan, will constitute a reorganization within the meaning of Section 368(a) (1) of the Internal Revenue Code of 1986, as amended; (b) the Fund will not recognize any gain or loss as a result of the Reorganization; (c) the Successor Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for shares of the Successor Series; (d) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for shares of the Successor Series; (e) the aggregate tax basis of the shares of the Successor Series received by each shareholder of the Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (f) the Successor Series' adjusted tax bases in the assets received from the Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization;
(g) the holding period of each former shareholder of the Fund in the shares of the Successor Series received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (h) the Successor Series' holding periods in the assets received from the Fund in the Reorganization will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

          (ii) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

          (iii) The Shares shall have been duly qualified for offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

          (iv) This Agreement and the Reorganization and, if necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the holders of the requisite number of shares of beneficial interest of the Fund entitled to vote on the matter under Maplewood's Amended and Restated Declaration of Trust.

          (v) As of the Closing Date, (a) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act and (b) no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     At any time  prior  to the  Closing,  any of the  foregoing  conditions  in
Section 4, 5 or 6 may be waived by the Fund or the Successor Series, as the case may be, if, in the judgment of such party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the Successor Series, as the case may be.

     7.   REPRESENTATIONS AND WARRANTIES OF DUNHILL.

     Dunhill, with respect to itself and the Successor Series, represents and warrants to Maplewood as follows:

          (i) Dunhill is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio;

          (ii) Dunhill is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (iii) The Successor Series is a duly established series of Dunhill

          (iv) Dunhill is not, and the execution, delivery and performance of this Agreement will not result, in material violation of Dunhill's Agreement and Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dunhill is a party or is bound;

          (v)  There  is  no   litigation   or   administrative   proceeding  or
investigation of or before any court or governmental body pending or to Dunhill's knowledge threatened against Dunhill with respect to the Successor Series or its properties or assets, and Dunhill knows of no fact which might form the basis for the institution of such proceedings, and neither Dunhill nor the Successor Series is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;

          (vi) At the Closing all shares of beneficial interest in the Successor Series will be duly authorized, legally issued, fully paid and non-assessable, and the Successor Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Series (other than dividend reinvestment plans of the Successor Series or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Successor Series (exception pursuant to exchange privileges described in the current Prospectus or Registration Statement of the Successor Series under the 1933 Act);

          (vii) Dunhill has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of Dunhill; and this Agreement constitutes a valid and binding obligation of Dunhill and the Successor Series, enforceable against Dunhill and the Successor Series in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

          (viii) Dunhill will provide to the Fund the Form N-1A Registration Statement under the 1933 Act concerning the Successor Series, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

          (ix) The information to be furnished by Dunhill for use in registration statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and

          (x) The Proxy Statement to be used in connection with the transactions contemplated hereby (only insofar as it relates to the Successor Series or Dunhill), on its effective date and at the Closing, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     8.   COVENANTS OF DUNHILL AND THE MANAGER.

     Dunhill and the Manager covenant to Maplewood and the Fund as follows:

          (i) Dunhill will use its best efforts and take all actions as may be necessary or advisable to effectuate the Reorganization and to cause to be registered and continue the Successor Series in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.

          (ii) The Manager agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a trustee or officer ("Indemnified Person") of Maplewood, against all costs and expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnified Person arising out of such person's service as a trustee or officer of Maplewood, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under the Massachusetts Business Corporation Law ("MBCL") (which by analogy applies to a business trust) and other applicable law. This paragraph 9 (ii) shall not protect any such Indemnified Person against any liability to Maplewood, Dunhill or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Manager for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the MBCL and other applicable law. Such Indemnified Person shall provide to the Manager a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Manager has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met.

          (iii) Dunhill agrees that in the event that it is subsequently acquired by merger, acquisition or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect for a period of two years following the effective date of such Subsequent Merger or Subsequent Redomestication. In the event that Dunhill enters into negotiation for a Subsequent Merger or Subsequent Redomestication, Dunhill shall promptly notify the Indemnified Person of such intended Subsequent Merger or Subsequent Redomestication.

          (iv) The Manager agrees that in the event the liability insurance policy currently in place providing insurance for the trustees of Maplewood terminates for any reason within one year of Closing Date, the Manager will procure an insurance policy at the current scope and amount of coverage, providing insurance for such trustees with respect to any indemnification by the Manager pursuant to this Agreement for a term ending on the first anniversary of the Closing Date.

     9.   COVENANTS OF MAPLEWOOD.

     Maplewood covenants to Dunhill and the Successor Series as follows:

          (i) Maplewood will use its best efforts and take all actions as may be necessary or advisable to effectuate the Reorganization, including the obtaining of any regulatory approvals, as may be required to be obtained by it.

          (ii) Except as otherwise contemplated by this Agreement, Maplewood will use its best efforts to conduct the business of the Fund in the ordinary course until the consummation of the Reorganization.

          (iii) The Fund will duly supplement its Prospectus in the manner prescribed by Rule 497(e) of the 1933 Act and all other applicable law and regulations.

     10. BROKERAGE FEES AND EXPENSES.

          (i) Maplewood represents and warrants to Dunhill, and Dunhill represents and warrants to Maplewood, that there are no brokers or finders entitled to receive and payments in connection with the transactions provided for herein.

          (ii) Maplewood and Dunhill confirm their understanding that the Manager, or an affiliated person of the Manager, will be responsible for all expenses in connection with the Reorganization, including termination of the Fund, which must be paid on or before the Closing Date.

     11.  TERMINATION.

     The Board of Trustees of Maplewood may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior to the Closing Date, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board, proceeding with the Reorganization would be inadvisable or if any of the conditions set forth in Sections 4 or 6 hereof have not been satisfied. In any event, the Board of Trustees of Maplewood may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior to the Closing Date, if shareholders of the Fund who are parties to this Agreement do not approve this Agreement and Plan of Reorganization. The Board of Trustees of Dunhill may terminate this Agreement and abandon the Reorganization contemplated hereby if any of the conditions set forth in Sections 5 or 6 hereof have not been satisfied. The Boards of Trustees of Maplewood and Dunhill may also terminate this Agreement and abandon the Reorganization at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the respective Boards, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either party to the other, provided that the obligation of the Manager, or its affiliates, to pay the expenses in connection with the Reorganization shall continue.

     12.  ENTIRE AGREEMENT.

     This Agreement embodies the entire Agreement between the parties and there are not agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may not be amended without the consent in writing of both parties hereto. Furthermore, after approval of this Agreement by the shareholders of the Fund, no amendments may be made that materially adversely affect the interests of shareholders of the Fund unless such amendments are submitted for shareholder approval.

     13.  FURTHER ASSURANCES.

     Maplewood and Dunhill shall take such further action as may be reasonably necessary or desirable and proper to consummate the transactions contemplated hereby.

     14.  GOVERNING LAW.

     This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Ohio, without regard to principles of conflicts of law.

     15.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     Copies of the Amended and Restated Declaration of Trust of Maplewood and the Agreement and Declaration of Trust of Dunhill are on file with the Secretary of State of The Commonwealth of Massachusetts and the State of Ohio, respectively, and notice is hereby given that each such instrument is executed on behalf of the trustees of Maplewood and Dunhill, respectively, as trustees and not individually and that the obligations of each of Maplewood and Dunhill pursuant to this Agreement and the other agreements contemplated hereby are not binding upon any of the trustees or shareholders individually but binding only upon the assets and property of Maplewood and Dunhill, respectively.

     16.  NOTICES.

     All notices, requests, demands and other communications required or permitted thereunder shall be in writing and deemed properly given if hand delivered or deposited in the U.S. mail, return receipt requested or certified, postage prepaid, or with an overnight delivery service, as follows:

     a.   if to Maplewood:

          Maplewood Investment Trust
          312 Walnut Street, 21st Floor
          Cincinnati, Ohio  45202

          Attention:  John F. Splain, Secretary

          and required copies to:

          Cors & Bassett
          1200 Carew Tower
          Cincinnati, Ohio  45202

          Attention:  Tracy S. Byrd, Esq.

     b.   if to Dunhill or the Manager:

          Dunhill Investment Advisors, Ltd.
          700 W. Pete Rose Way, #127
          Cincinnati, Ohio  45203

          Attention:  Jasen M. Snelling

or to such additional person or other address as Maplewood or Dunhill, respectively, shall furnish to the other in writing.

     IN WITNESS WHEREOF, each of the parties have caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman or President and attested by its Secretary, all as of the day and year first above written.

                                    Maplewood Investment Trust, for itself and on behalf of the Fund

                                    By: ________________________________
                                    Name:   O. James Peterson II
                                    Title:     Chairman
ATTEST:

By: _______________
Name:  John F. Splain
Title: Secretary
                                    Dunhill Investment Trust, for itself and
                                    on behalf of the Successor Series

                                    By: ____________________________
                                    Name:   Jasen M. Snelling
                                    Title:     President
ATTEST:

By: _______________
Name:  Jerry A. Smith
Title: Secretary
                                    Dunhill Investment Advisors, Ltd.

                                    By: ___________________________
                                    Name:  Jasen M. Snelling
                                    Title:    President
ATTEST:

By: _______________
Name:  Jerry A. Smith
Title: Secretary